EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 15, 2001, incorporated by reference in MTS Systems Corporation's Form 10-K for the year ended September 30, 2001 and to all references to our Firm included in this registration statement.


                                                        /s/ ARTHUR ANDERSEN, LLP

Minneapolis, Minnesota,
   February 8, 2002